EXHIBIT 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to 18 U.S.C. Section 1350, the undersigned, Daniel Zhang, Chief Financial Officer of Shanda Interactive Entertainment Limited (the “Company”), hereby certifies, to his knowledge, that the Company’s annual report on Form 20-F/A for the year ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13 (a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 22, 2007

By:	/s/ Daniel Zhang

Name: Title:	Daniel Zhang Chief Financial Officer